Exhibit 10.2

FEE-IN-LIEU OF AD VALOREM TAXES AND INCENTIVES AGREEMENT

BY AND AMONG

CHEROKEE COUNTY, SOUTH CAROLINA

AND

USA RARE EARTH, INC.

JUNE 1, 2026

EXHIBIT A: Legal Description of Property

EXHIBIT B: Form of Joinder Agreement

i

SUMMARY CONTENTS FEE AGREEMENT

As permitted under Section 12-44-55(B) of the Act (as further defined below) , the Parties (as further defined below) have agreed to waive the requirements of Section 12-44-55 of the Act. The following is a summary of the key provisions of this Fee Agreement. This summary is inserted for convenience only and does not constitute a part of this Fee Agreement or a summary compliant with Section 12-44-55 of the Act.

Company Name:	USA Rare Earth, Inc.	Project Name:	Project Liberty
Projected Investment:	$800,000,000	Projected Jobs:	325
Location (street):	Bear Den Road	Tax Map No.: See Legal Description in Exhibit A

1. FILOT
Required Investment:	$400,000,000
Investment Period:	8 years but if Company meets at least 75% of the Projected Investment by the end of 8 years then Investment Period automatically extends to 13 years	Ordinance No./Date:	2026-04
Assessment Ratio:	4%	Term (years):	40
5-Year Average Millage:	Initial millage rate of 360.5
Clawback information:	Statutory

2. MCIP	Joint County Industrial and Business Park (2026)
Partner County	Spartanburg County
3. Infrastructure Credit	N/A

FEE-IN-LIEU OF AD VALOREM TAXES AND INCENTIVES AGREEMENT

THIS FEE-IN-LIEU OF AD VALOREM TAXES AND INCENTIVES AGREEMENT (“Fee Agreement”) is made and entered into as of June 1, 2026, by and between Cherokee County, South Carolina (“County”), a body politic and corporate and a political subdivision of the State of South Carolina (“State”), acting by and through the Cherokee County Council (“County Council”) as the governing body of the County, and USA Rare Earth, Inc. a company formerly known to the County as Project Liberty, a Delaware corporation , along with any affiliated or related entities, and assigns, as Sponsor (collectively, “Company”) and any other entity that may join as a Sponsor Affiliate as the term is defined in this Fee Agreement (hereinafter, the County, the Company, and any Sponsor Affiliate(s) are referred to individually as a “Party” and, collectively, as the “Parties”).

WITNESSETH:

(a) The County, acting by and through its County Council, is authorized and empowered (i) under and pursuant to the provisions of Title 12, Chapter 44 of the Code of Laws of South Carolina, 1976 (the “Code”), as amended (the “Act”) to enter into agreements with qualifying companies to encourage investment in projects constituting economic development property through which the economic development of the State will be promoted by inducing new and existing manufacturing and commercial enterprises to locate and remain in the State and thus utilize and employ manpower and other resources of the State and to covenant with such industry to accept certain fee payments in lieu of ad valorem taxes (“FILOT”) with respect to such investment; and (ii) to make and execute contracts pursuant to Section 4-9-30 of the Code, as amended; and

(b) Pursuant to Section 4-1-170, of the Code, as amended (“MCIP Act”), the County is authorized (i) to develop multi-county industrial or business parks in partnership with counties having contiguous borders with the County, (ii) to include within the boundaries of such parks the property of eligible companies; and

(c) Under the authority provided in the MCIP Act, the County has created or will create a multi-county park with Spartanburg County, South Carolina (“Spartanburg County”) (the “Park”) through that certain “Agreement for the Development of Joint County Industrial and Business Park (2026 Park)”, as amended (the “Park Agreement”); and

(d) The Company, as Sponsor, along with one or more existing, or to-be-formed or acquired subsidiaries, or affiliated or related entities and any Sponsor Affiliate(s) (as defined in this Fee Agreement) that the Sponsor may designate and have the County approve in accordance with the Act, contingent upon satisfaction of certain commitments made by and on behalf of the County, as set forth herein, and, to the extent allowed by law, plans to establish one or more facilities in the County through the acquisition, lease, construction and purchase of certain land, buildings, furnishings, fixtures, apparatuses, and equipment (the “Project”), which it expects will result in $800,000,000 in new capital investment in taxable real and taxable personal property in the County (collectively, “Investment”) and the creation of no less than 325 new, full-time equivalent jobs; and

(e) Pursuant to the Act, the County has determined that (i) the Project is anticipated to benefit the general public welfare of the County by providing services, employment, recreation, or other public benefits not otherwise adequately provided locally; (ii) the Project gives rise to no pecuniary liability of the County or incorporated municipality or a charge against its general credit or taxing power; and (iii) the purposes to be accomplished by the Project are proper governmental and public purposes and (iv) the benefits of the Project are greater than the costs; and

(f) Pursuant to a resolution adopted March 2, 2026, the County Council identified the Project, as required under the Act, and pursuant to County Council Ordinance No. 2026-04 adopted June 1, 2026, the County Council authorized (i) the execution and delivery of this Fee Agreement with the Company, (ii) the approval of the Incentives, including the creation of the Park and ; the inclusion of the Project in the Park pursuant to the Park Agreement; and (iii) other matters related thereto.

NOW, THEREFORE, AND IN CONSIDERATION of the respective representations and agreements hereinafter contained, the parties hereto agree as follows, with the understanding that no obligation of the County described herein shall create a pecuniary liability or charge upon its general credit or taxing powers, but shall be payable solely out of the sources of payment described herein and shall not under any circumstances be deemed to constitute a general obligation to the County:

Article I
DEFINITIONS

Section 1.1 Terms. The terms defined in this Article shall for all purposes of this Fee Agreement have the meaning herein specified, unless the context clearly requires otherwise.

“Act” has the meaning set forth in the recitals.

“Administration Expenses” has the meaning set forth in Section 4.4. of this Fee Agreement.

“Code” has the meaning set forth in the recitals.

“Commencement Date” means the last day of the first property tax year during which Economic Development Property (defined below) is placed in service except that this date must not be later than the last day of the property tax year that is three years from the year in which the County and the Sponsor entered into this Fee Agreement.

“Company” has the meaning set forth in the first paragraph of this Fee Agreement.

“County” means Cherokee County, South Carolina, a body politic and corporate and political subdivision of the State of South Carolina, its successors and assigns, acting by and through the Cherokee County Council as the governing body of the County.

“County Council” means the Cherokee County Council, the governing body of the County.

“Department” and “SCDOR” means the South Carolina Department of Revenue.

“Diminution in Value” in respect of any Phase of the Project means any reduction in the value, based on original fair market value as determined in Step 1 of Section 3.1 of this Fee Agreement, of the items which constitute a part of the Phase which may be caused by (i) the Company’s removal of equipment pursuant to Section 3.5 of this Fee Agreement, (ii) a casualty to the Phase of the Project, or any part thereof, described in Section 3.6 of this Fee Agreement, or (iii) a condemnation to the Phase of the Project, or any part thereof, described in Section 3.7 of this Fee Agreement.

“Economic Development Property” means all items of real and tangible personal property comprising the Project which qualify as economic development property under the Act, become subject to this Fee Agreement, and which are identified by the Company and, as applicable, any Sponsor Affiliate(s) in connection with its annual filing of a SCDOR PT-300 or comparable forms with the Department (as such filing may be amended from time to time) for each year within the Investment Period, as that period may be extended by subsequent, formal action of County Council, or automatically as permitted under the Act or under this Fee Agreement. Title to all Economic Development Property shall at all times remain vested in the Company or, as applicable, in any of the Sponsor Affiliate(s), except as may be necessary to take advantage of the effect of Section 12-44-160 of the Act in the Company’s or, as applicable, any Sponsor Affiliate’s sole discretion.

“Enhanced Investment” means an investment at a project of at least $400,000,000 or $150,000,000 and 125 new, full time jobs within the Minimum Investment Period (as defined below), all of which is further set forth in Section 12-44-30(7) of the Act.

“Equipment” means all machinery, apparatus, equipment, fixtures, office facilities, furnishings, and other personal property together with any and all additions, accessions, replacements and substitutes thereto or therefor acquired by the Company or, as applicable, any Sponsor Affiliate, during the Investment Period as a part of the Project under this Fee Agreement. The Equipment and its constituent parts together with any and all improvements or other features constructed on, or personal property installed or placed on the Real Property by or for the Company, or, as applicable, any Sponsor Affiliate, including without limitation, machinery, fixtures, trade fixtures, and other personal property are personal property for purposes of applicable South Carolina law.

“Event of Default” means any Event of Default specified in Section 3.12 of this Fee Agreement.

“Excess Value” has the meaning set forth in Section 3.2(b) of this Fee Agreement.

“Fee Term” or “Term” means the period from the date of execution of this Fee Agreement until the last Phase Termination Date unless sooner terminated or extended pursuant to the terms of this Fee Agreement.

“FILOT” means fee in lieu of ad valorem tax(es).

“FILOT Payment(s)” means the payment(s) in lieu of ad valorem tax(es) which the Company or, as applicable, any Sponsor Affiliate, are obligated to pay to the County in accordance with the formula set forth in Section 3.1 of this Fee Agreement.

“Improvements” means improvements, together with any and all additions, accessions, replacements and substitutions thereto or therefor developed or acquired by or on behalf of the Company or, as applicable, the Sponsor Affiliate, during the Investment Period as part of the Project.

“Investment Period” means the period beginning with the first day that Economic Development Property is purchased or acquired for the Project and ending eight years after the Commencement Date. The Investment Period shall be the Minimum Investment Period (as defined below) unless otherwise automatically extended pursuant to the terms of this Fee Agreement or by a resolution of County Council in accordance with Section 12-44-30(13) of the Act. In the event that the Company achieves at least seventy-five percent of the Investment by the end of the Minimum Investment Period, the Investment Period shall be automatically extended by an additional five (5) years for a total Investment Period of thirteen (13) years.

“Minimum Investment Period” means the period beginning with the first day that Economic Development Property is purchased or acquired for the Project and ending eight years after the Commencement Date.

“Original Value” has the meaning set forth in Section 3.2(a) of this Fee Agreement.

“Phase” or “Phases” in respect to the Project means the Equipment, Improvements, Economic Development Property, and Real Property, if any, placed in service during each year of the Investment Period.

“Phase Termination Date” means with respect to each Phase of the Project the last day of the thirty-ninth (39th) year after each such Phase of the Project becomes subject to the terms of this Fee Agreement. Anything contained herein to the contrary notwithstanding, the last Phase Termination Date shall be no later than December 31 of the year of the expiration of the thirty-ninth (39th) full calendar year, after the end of the Investment Period.

“Project” is further defined herein to mean the Equipment, Improvements, and Real Property, together with the acquisition, construction, installation, design and engineering thereof.

“Real Property” means the real property upon which any part of the Project is to be constructed and expanded, as described in Exhibit A attached hereto and as supplemented from time to time, together with all and singular the rights, members, hereditaments and appurtenances belonging or in any way incident or appertaining thereto acquired or constructed by the Company or, as applicable, any Sponsor Affiliate; all Improvements now or hereafter situated thereon; and all fixtures now or hereafter attached thereto, but only to the extent such Improvements and fixtures are deemed to become part of the Project under the terms of this Fee Agreement.

“Removed Components” has the meaning set forth in Section 3.5 of this Fee Agreement.

“Replacement Property” means any property that is placed in service as a replacement for any item of Equipment or any Improvement that is scrapped or sold by the Company or, as applicable, any Sponsor Affiliate and treated as a Removed Component under Section 3.5 hereof, regardless of whether such property serves the same function as the property it is replacing and regardless of whether more than one piece of property replaces any item of Equipment or any Improvement.

“Replacement Value” has the meaning set forth in Section 3.2 of this Fee Agreement

“Sponsor” means the Company.

“Sponsor Affiliate” means an entity that joins with or is an affiliate of the Company, or that otherwise has a contractual relationship with the Company in respect of the Project, whose Investment with respect to the Project shall be considered part of the Investment and qualify for FILOT Payments pursuant to Section 3.1 hereof and Sections 12-44-30(20) and 12-44-130 of the Act, who is approved in accordance with Section 3.10 of this Fee Agreement, and who enters into a Joinder Agreement in a form substantially similar to that attached hereto as Exhibit B.

“Statutory Minimum Investment” shall mean an investment of at least $2,500,000 in real or personal property subject to ad valorem taxation (in the absence of this Fee Agreement) by the Company, or, if applicable, any Sponsor Affiliate, as defined under Section 12-44-30(14) of the Act.

Any reference to any agreement or document in this Article I or otherwise in this Fee Agreement is deemed to include any and all amendments, supplements, addenda, and modifications to such agreement or document.

Article II
REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations of the County. The County hereby represents and warrants to the Company and any Sponsor Affiliate as follows:

(a) The County is a body politic and corporate and a political subdivision of the State that acts through the County Council as its governing body and by the provisions of the Act is authorized and empowered to enter into the transactions contemplated by this Fee Agreement and to carry out its obligations hereunder. The County has duly authorized the execution and delivery of this Fee Agreement and any and all other agreements described herein or therein.

(b) Based solely on the information provided to the County by the Company, the Project constitutes a “project” within the meaning of the Act.

(c) By due corporate action, the County has agreed that, subject to compliance with applicable laws, each item of real and tangible personal property comprising the Project shall be considered Economic Development Property under the Act.

(d) Although the parties are unaware of any Zoning applicable to the Project and the Project Site, the County agrees that it will assist the Company and any Sponsor Affiliates with modifying any Zoning, as necessary, to ensure the Project can be operated at the Project Site in the County.

Section 2.2 Representations of the Company. The Company hereby represents and warrants to the County as follows:

(a) The Company is a corporate entity, authorized or to be authorized to transact business under the laws of the State of South Carolina, and has the power to enter into this Fee Agreement.

(b) To its actual knowledge, the Company’s execution and delivery of this Fee Agreement and its compliance with the provisions hereof do not result in a default, not waived or cured, under any agreement or instrument to which the Company is now a party or by which it is bound.

(c) The Company intends to operate the Project as a “project” within the meaning of the Act as in effect on the date hereof. The Company intends to operate the Project for such purposes as permitted under the Act, as the Company may deem appropriate.

(d) The availability of the FILOT, with regard to the Economic Development Property authorized by the Act, along with other incentives provided by the County, have induced the Company to undertake the Project in the County.

Section 2.3 Representations of the Sponsor Affiliate(s). With respect to any Sponsor Affiliate who joins as a party to this Fee Agreement, each such Sponsor Affiliate hereby represents and warrants to the County as follows:

(a) The Sponsor Affiliate is organized as set forth in the Joinder Agreement, is authorized or will be authorized to transact business under the laws of the State of South Carolina, and has the power to enter into this Fee Agreement.

(b) To its actual knowledge, the Sponsor Affiliate’s execution and delivery of this Fee Agreement, or as applicable, the execution and delivery of a Joinder Agreement, and its compliance with the provisions hereof do not result in a default, not waived or cured, under any agreement or instrument to which the Sponsor Affiliate is now a party or by which it is bound.

Article III
FILOT PAYMENTS

Section 3.1 Negotiated Payments.

(a) Pursuant to Section 12-44-50 of the Act, the Company and, as applicable, any Sponsor Affiliate, are required to make FILOT Payments on all Economic Development Property comprising the Project and placed in service, with respect to each Phase of the Project, on or before each December 31 within the Investment Period.

(b) The amount of such annual FILOT Payments shall be determined by the following procedure:

Step 1:	Determine the fair market value of the Phase of the Project placed in service in any given year for such year and for the following thirty-nine (39) years (or, if greater, the maximum number of years for which the annual FILOT payments are available to the Company and any Sponsor Affiliate for each Phase of the Project under the Act), using the original income tax basis for State income tax purposes for any real property (provided, if real property is constructed for the Project or is purchased in an arms-length transaction, fair market value is deemed to equal the original income tax basis, otherwise, the Department will determine fair market value by appraisal) and the original income tax basis for State income tax purposes less depreciation for such year and each of the following thirty-nine (39) years (or, if greater, the maximum number of years for which the annual FILOT Payments are available to the Company and any Sponsor Affiliate for each Phase of the Project under the Act) for any personal property as determined in accordance with Title 12 of the Code, as amended and in effect on December 31 of the year in which each Phase becomes subject to the Fee Agreement, except that no extraordinary obsolescence shall be allowable but taking into account all applicable property tax exemptions that would be allowed to the Company, and, as applicable, any Sponsor Affiliate, under State law, if the property were taxable, except those exemptions specifically disallowed under Section 12-44-50(A)(2) of the Act, as amended, and in effect on December 31 of the year in which each Phase becomes subject to the Fee Agreement.

Step 2:	Apply an assessment ratio of 4.0% to the fair market value as determined for each year in Step 1 to establish the taxable value of each Phase of the Project in the year it is placed in service and in each of the thirty-nine (39) years thereafter or such longer period of years that the annual FILOT Payment is permitted to be made by the Company or, as applicable, by any Sponsor Affiliate, under the Act.

Step 3:	Multiply the taxable value determined in the preceding step by a millage rate, which is equal to 360.5 mills, which is that rate in effect on June 30, 2025, for all taxing entities for the Project (which millage rate shall be adjusted every fifth year in accordance with Section 12-44-50(A)(1)(b)(ii) of the Act, in step with the average cumulative actual millage rate applicable to the Project based upon the preceding five-year period), to determine the amount of the FILOT Payments that would be due each year of the Fee Term for a total of forty (40) years for each item of eligible Project property, or such longer period of years that the annual fee payment is permitted to be made by the Company and, as applicable, any Sponsor Affiliate, under the Act.

(c) The County agrees to use its best efforts to ensure that the Project is incorporated and remains in the Park during the Fee Term. If, for any reason, the Park Agreement is modified, or otherwise terminated, then the County shall ensure that the Project shall be immediately placed into another multi-county industrial park arrangement established pursuant to the MCIP Act, to which the County is a party and that would enable the Company and, as applicable, any Sponsor Affiliate, to receive the benefits afforded by having the Project incorporated into a Park.

(d) In the event that the Act, the above-described FILOT Payments are declared invalid or unenforceable, in whole or in part, for any reason, the Parties express their intentions that such payments and this Fee Agreement be reformed so as to most closely effectuate the legal, valid, and enforceable intent thereof and so as to afford the Company and any Sponsor Affiliate, with the benefits to be derived hereunder, including the total value of tax benefits to the Company and any Sponsor Affiliate. If the Act is declared to be unconstitutional by a final court decision, then included in such contemplated reformation may be to retroactively convert the FILOT Payments to a “Big Fee Super Fee” under Title 4, Chapter 29 of the Code, or any successor or similar Code provisions that allows the same or comparable treatment of the Project as a “Big Fee Super Fee”, with the effective date of such conversion being the same as the date of this Fee Agreement. If the Project is deemed to be subject to ad valorem taxation, subject to any reformation that may result from operation of this Section 3.1(d) that may impact ad valorem taxation, the ad valorem taxes to be paid to the County by the Company and, as applicable, any Sponsor Affiliate, shall become equal to the amount that would result from taxes levied on the Project by the County, municipality or municipalities, school district or school districts, and other political units as if the Project was and had not been Economic Development Property under the Act. In such event, any amount of ad valorem taxes determined to be due and owing to the County from the Company, and, as applicable, any Sponsor Affiliate, as the case may be, with respect to a year or years for which FILOT Payments have been previously remitted by the Company and, as applicable, any Sponsor Affiliate, to the County hereunder, shall be reduced by the total amount of FILOT payments made by the Company, and, as applicable, any Sponsor Affiliate, with respect to the Project pursuant to the terms hereof, and further reduced by any property tax abatements or exemptions otherwise provided by South Carolina law.

(e) In the event that the Company, together with any Sponsor Affiliates, as applicable, fails to collectively achieve the Enhanced Investment requirements, as defined herein, by the end of the Minimum Investment Period, then the assessment ratio (as described in 3.1(b), Step 2 above) shall (i) automatically revert prospectively from 4.0% to 6.0%, beginning with the FILOT Payment(s) due for the first year following the property tax year to which the last year of the Minimum Investment Period applies; all in accordance with Section 12-44-100 of the Act. For the avoidance of doubt, and notwithstanding Section 3.15, so long as a Party individually invests the Statutory Minimum Investment within the Investment Period, then the County shall not be entitled to any additional repayment or recovery beyond what is expressly set forth in Section 3.1(e), including any repayment or recovery constituting the difference between a 10.5% assessment ratio applicable to manufacturing property as well as non-manufacturing personal property and the 6.0% assessment ratio applicable under this section of the Fee Agreement for the duration of the term of the Fee Agreement. Any repayment that the County is entitled to receive as a result of the failure by the Company and the Sponsor Affiliates to achieve the Enhanced Investment by the end of the Minimum Investment Period shall be due within 30 days of receipt of an amended bill from the County.

(f) In the event the Company, together with any Sponsor Affiliate(s), fails to invests the Statutory Minimum Investment within the Minimum Investment Period, then this Agreement shall terminate and the Company and any Sponsor Affiliate(s) shall be obligated to pay the County an amount which is equal to the excess, if any, of (i) the total amount of ad valorem taxes as would result from taxes levied on the Project by the County, municipality or municipalities, school district or school districts, and other political units as if the items of property comprising the Economic Development Property were not Economic Development Property, but with appropriate reductions equivalent to all tax exemptions and abatements to which the Company and such Sponsor Affiliate(s) would be entitled in such a case, through and including the end of the Minimum Investment Period, over (ii) the total amount of FILOT Payments the Company and such Sponsor Affiliate(s) have made with respect to the Economic Development Property for the period through and including the end of the Minimum Investment Period. Any amounts determined to be owing pursuant to the foregoing sentence shall be payable by the Company or Sponsor Affiliate(s), as applicable, to the County on or before the 30th day following the filing of a SCDOR PT-300 or comparable forms with the Department (as such filing may be amended from time to time) for the period including the last day of the Minimum Investment Period. For the avoidance of doubt, the County agrees that Company and, as applicable, any Sponsor Affiliate(s) shall be severally liable for repayment or recovery attributable only to the Economic Development Property claimed on its respective SCDOR PT-300 or comparable forms with the Department (as such filing may be amended from time to time).

Section 3.2 FILOT Payments on Replacement Property. If the Company and, as applicable, any Sponsor Affiliate elect to replace any Removed Components and to substitute such Removed Components with Replacement Property as a part of the Project, then, pursuant and subject to Section 12-44-60 of the Act, the Company, and, as applicable, any Sponsor Affiliate shall make statutory payments in lieu of ad valorem taxes with regard to such Replacement Property as follows:

(a) to the extent that the income tax basis of the Replacement Property (“Replacement Value”) is less than or equal to the original income tax basis of the Removed Components (“Original Value”) the amount of the FILOT Payments to be made by the Company and, as applicable, the Sponsor Affiliate, with respect to such Replacement Property, shall be calculated in accordance with Section 3.1 hereof; provided, however, in making such calculations, the original cost to be used in Step 1 of Section 3.1 shall be equal to the lesser of (x) the Replacement Value or (y) the Original Value, and the number of annual payments to be made with respect to the Replacement Property shall be equal to forty (40) (or, if greater, the maximum number of years for which the annual FILOT payments are available to the Company and any Sponsor Affiliate for each Phase of the Project under the Act) minus the number of annual FILOT Payments that have been made with respect to the oldest Removed Components disposed of in the same property tax year as the Replacement Property is placed in service; and

(b) to the extent that the Replacement Value exceeds the Original Value of the Removed Components (“Excess Value”), the FILOT Payments to be made by the Company and, as applicable, any Sponsor Affiliate, with respect to the Excess Value only, shall be equal to the ad valorem tax payment that would be due if the property were not Economic Development Property.

Section 3.3 Reductions in Payments of Taxes Upon Removal, Condemnation or Casualty. In the event of a Diminution in Value of any Phase of the Project after the Investment Period and during the remainder of the Fee Term, the FILOT Payment with regard to that Phase of the Project shall be reduced in the same proportion as the amount of such Diminution in Value bears to the original fair market value of that Phase of the Project, as determined pursuant to Step 1 of Section 3.1 hereof.

Section 3.4 Place and Allocation of FILOT Payments. The Company and, as applicable, any Sponsor Affiliate, shall make the above-described FILOT Payments directly to the County in accordance with applicable law as to payment, collection, and enforcement of FILOT Payments. FILOT Payments are to be allocated in accordance with the Act. The Company and, as applicable, any Sponsor Affiliate has no responsibility or obligation with regard to allocation of FILOT Payments.

Section 3.5 Removal of Property. The Company and, as applicable, any Sponsor Affiliate, shall be entitled to remove the following types of components or Phases of the Project or portions thereof, including any item of Equipment or any Improvement, from the Project with the result that said components or Phases (“Removed Components”) shall no longer be considered a part of the Project and shall no longer be subject to the terms of this Fee Agreement: (a) components or Phases of the Project or portions thereof which the Company, or, as applicable, any Sponsor Affiliate, in their respective sole discretion, determine to be inadequate, obsolete, uneconomic, worn-out, damaged, unsuitable, undesirable, or unnecessary; or (b) components or Phases of the Project or portions thereof that the Company, or, as applicable, any Sponsor Affiliate, in their respective sole discretion, elect to remove pursuant to Section 3.6(c) or Section 3.7(b)(iii) hereof.

Section 3.6 Damage or Destruction of Project.

(a) Election to Terminate. In the event the Project is damaged by fire, explosion, or any other casualty, the Company and, as applicable, any Sponsor Affiliate, shall be entitled to terminate this Fee Agreement as to that entity in accordance with Section 3.21.

(b) Election to Rebuild. In the event the Project is damaged by fire, explosion, or any other casualty, and if the Company or, as applicable, any Sponsor Affiliate, does not elect to terminate this Fee Agreement as to that entity, the Company or, as applicable, any Sponsor Affiliate may, in its sole discretion, commence to restore the Project with such reductions or enlargements in the scope of the Project, changes, alterations, and modifications (including the substitution and addition of other property) as may be desired by the Company or, as applicable, any Sponsor Affiliate. All such restorations and replacements shall be considered substitutions of the destroyed portions of the Project and shall be considered part of the Project for all purposes hereof, including, but not limited to, any amounts due by the Company or, as applicable, any Sponsor Affiliate, to the County under Section 3.1 hereof, to the extent allowed by the Act.

(c) Election to Remove. In the event the Company and, as applicable, any Sponsor Affiliate, elects not to terminate this Fee Agreement pursuant to subsection (a) and elects not to rebuild pursuant to subsection (b), the damaged portions of the Project shall be treated as Removed Components.

Section 3.7 Condemnation.

(a) Complete Taking. If, at any time during the Fee Term, title to or temporary use of the entire Project should become vested in a public or quasi-public authority by virtue of the exercise of a taking by condemnation, inverse condemnation or the right of eminent domain, or by voluntary transfer under threat of such taking, or in the event that title to a portion of the Project shall be taken rendering continued operation of the Project commercially infeasible in the judgment of the Company and, as applicable, any Sponsor Affiliate, then the Company or any Sponsor Affiliate (with respect to its respective Project property only) shall have the option to terminate this Fee Agreement in accordance with Section 3.20.

(b) Partial Taking. In the event of a partial taking of the Project or transfer in lieu thereof, the Company or, as applicable, any Sponsor Affiliate, may elect (with respect to its respective interest in the Project property): (i) to terminate this Fee Agreement in accordance with Section 3.20; (ii) to repair and restore the Project, with such reductions or enlargements in the scope of the Project, changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Company or, as applicable, any Sponsor Affiliate; or (iii) to treat the portions of the Project so taken as Removed Components.

Section 3.8 Maintenance of Existence. The Company and, as applicable, any Sponsor Affiliate agree that they will maintain their good standing under all applicable provisions of State law, subject to the qualification set forth in the next sentence. In the event of any merger, reorganization, sale of all or substantially all of the assets of the Company or any Sponsor Affiliate or any similar transaction, benefits granted to the Company and, as applicable, any Sponsor Affiliate, under this Fee Agreement shall, in the event of any such transaction, be transferred to the successor entity or an affiliate under the provisions of Section 3.11 hereof. Such transfers to a successor entity are specifically approved and authorized by the County without any further action by the County Council.

Section 3.9 Confidentiality/Limitation on Access to Project. The County acknowledges and understands that the Company and, as applicable, any Sponsor Affiliate, utilize confidential and proprietary “state-of-the-art” information and data in their operations, and that a disclosure of any information, including, but not limited to, disclosures of financial or other information concerning the Company’s operations and, as applicable, any Sponsor Affiliate’ operations, could result in substantial harm to them and could thereby have a significant detrimental impact on their employees and also upon the County. Therefore, the County agrees that, except as required by law and pursuant to the County’s police powers, neither the County nor any employee, agent or contractor of the County: (i) will request or be entitled to receive any such confidential or proprietary information; (ii) will request or be entitled to inspect the Project or any property associated therewith; or (iii) will knowingly and intentionally disclose or otherwise divulge any such confidential or proprietary information to any other person, firm, governmental body or agency, or any other entity unless specifically required to do so by State law provided that the County will exercise commercially reasonable efforts to provide the Company and, as applicable, any Sponsor Affiliate written notice before any such disclosure sufficient for the Company or any Sponsor Affiliate to seek a protective order or other remedy and disclose only such information as is required. Subject in all cases to compliance with applicable law, the County agrees to abide by the terms of respective non-disclosure agreements entered into by the County with the Company and the Sponsor Affiliate. Prior to disclosing any confidential or proprietary information, the Company and, as applicable, any Sponsor Affiliate, may require the execution of reasonable, individual confidentiality and non-disclosure agreements by any officers, employees or agents of the County or any supporting or cooperating governmental agencies who would gather, receive or review such information.

Section 3.10 Addition of Sponsor Affiliates. Upon request of and at the expense of the Company, the County Council may by adoption of a resolution approve any future Sponsor Affiliate that qualifies under the Act for the benefits offered under this Fee Agreement and who agrees to be bound by the provisions hereof to be further evidenced by such future Sponsor Affiliate entering into a Joinder Agreement in a form substantially similar to that attached to this Fee Agreement as Exhibit B, subject to any reasonable changes not materially adverse to the County. The County, in lieu of adopting a resolution, may approve any future Sponsor Affiliate by way of the County Administrator and Chair of the County Council jointly executing and returning the Joinder Agreement, in a form substantially similar to that attached hereto as Exhibit B to the Company and Sponsor Affiliate. The approval of any Sponsor Affiliates by the County shall not be unreasonably withheld and the methods for approval as set forth in this Section are specifically approved and authorized by the County without any further action by the County Council.

Section 3.11 Assignment. The Sponsor or, as applicable, any Sponsor Affiliate (subject to any third party agreements that restrict the Sponsor or Sponsor Affiliate’s assignment or transfer rights), may assign this Fee Agreement, in whole or in part, or all or substantially all of the Economic Development Property to which this Fee Agreement relates, in whole or in part, in accordance with Section 12-44-120(D), which expressly provides that a Sponsor may transfer this Fee Agreement, or substantially all of the Economic Development Property to which this Fee Agreement relates, to a Sponsor Affiliate without the requirement of County or County Council approval. At the written request of the Sponsor or any Sponsor Affiliate to the County, the County Administrator is specifically approved, authorized and instructed by County Council to provide consent on behalf of the County to such assignment in accordance with Section 120-44-120(D)(i), such consent or ratification not to be unreasonably withheld, conditioned or delayed; provided, however, that the County hereby expressly consents in advance to any such transfer or assignment of this Fee Agreement, in whole or in part, by the Sponsor or any Sponsor Affiliate, or all or substantially all of the Economic Development Property to which this Fee Agreement relates, in whole or in part, to any entity, now existing or to be formed in the future, that controls, is controlled by, or is under common control with, the Sponsor or Sponsor Affiliate. Further, the County hereby expressly consents in advance to any such transfer or assignment of this Fee Agreement, in whole or in part, by the Sponsor Affiliate, or all or substantially all of the Economic Development Property to which this Fee Agreement relates, in whole or in part, to a purchaser of Sponsor Affiliate’s interest in all or a portion of the Economic Development Property subject to this Fee Agreement. The Sponsor, or any Sponsor Affiliate, agrees to notify the County and the Department of the identity of the proposed transferee within 60 days of the transfer. In case of a transfer, the transferee assumes the transferor’s basis in the Economic Development Property for purposes of calculating the FILOT Payments.

Section 3.12 Events of Default. The following are “Events of Default” under this Fee Agreement, and the term “Events of Default” means, whenever used with reference to this Fee Agreement, any one or more of the following occurrences:

(a) Failure by the Company or, as applicable, any Sponsor Affiliate, to make, upon levy, the FILOT Payments described in Section 3.1 hereof of which default has not been cured within thirty (30) days of written notice of nonpayment from the County; provided, however, the invoice related to such FILOT Payment shall constitute sufficient notice under this Section 3.12; provided, however, that the Company or, as applicable, the Sponsor Affiliate, shall have all redemption rights for non-payment of taxes granted by applicable statutes;

(b) Failure of the Company or, as applicable, any Sponsor Affiliate, to make payment of any other amounts payable to the County under the Fee Agreement, of which default has not been cured within thirty (30) days of written notice of nonpayment from the County;

(c) Failure by any Party to perform any of the other material terms, conditions, obligations or covenants of such Party hereunder, provided that the breaching Party is given written notice of its breach and fails to cure within thirty (30) days of the notice.

In the Event of Default by either the Sponsor or a Sponsor Affiliate party shall not be deemed to be an Event of Default under this Section 3.12 by any other non-breaching Party to this Fee Agreement. Each Event of Default shall run solely to the Party that has committed the Event of Default hereunder.

Section 3.13 Remedies on Default. Whenever any Event of Default shall have occurred and shall be continuing, the non-breaching Party, after the notice (if any) and cure periods (if any) set forth in Section 3.12, shall have the option to take any one or more of the following actions:

(a) Terminate the Fee Agreement as to the Party in default only; or

(b) Take whatever action at law or in equity that may appear necessary or desirable to enforce, in any respect, this Fee Agreement.

(c) No delay or omission to exercise the aforementioned remedies accruing upon any continuing default hereunder shall impair any such right or power or shall be construed to be a waiver thereof.

(d) With respect to the failure to achieve any of the investment or job requirements hereunder, the exclusive remedy under this Fee Agreement for the County is further set forth in Sections 3.1(e) and 3.1(f).

Section 3.14 Collection of FILOT Payments. In addition to all other remedies herein provided, the nonpayment of FILOT Payments by the Company or, as applicable, any Sponsor Affiliate, as well as any payments required under Section 3.1 hereof, shall constitute a lien on the Project for tax purposes as provided in Section 12-44-90 of the Act. In this regard, and notwithstanding anything in this Fee Agreement to the contrary, the County may exercise any and all remedies by general law (including, for example, Title 12, Chapter 49, of the Code) relating to the collection of ad valorem taxes to collect any FILOT Payments due hereunder.

Section 3.15 Remedies Not Exclusive. Except as expressly set forth in Section 3.13(d) of this Agreement, no remedy conferred upon or reserved to the County under this Fee Agreement is intended to be exclusive of any other available remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other lawful remedy now or hereafter existing. No delay or omission to exercise any right or power accruing upon any continuing default hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the County to exercise any remedy reserved to it, it shall not be necessary to give notice, other than such notice as may be herein expressly required and such notice required at law or equity that the Company cannot waive by law.

Section 3.16 Leased Equipment. To the extent that applicable law allows or is revised or construed to allow the benefits of the Act, in the form of FILOT Payments as described in Section 3.1 hereof, to be applicable to personal property to be installed at the Project and leased to but not purchased by the Company or, as applicable, any Sponsor Affiliate, from at least one third party, under any form of lease, then that personal property, at the Company’s or Sponsor Affiliates’ sole election, will become subject to FILOT Payments to the same extent as the Equipment under this Fee Agreement, upon proper application of the law and applicable procedures by the Company, and, as applicable, any Sponsor Affiliate, and so long as the value of such leased assets are reported by the Company or any Sponsor Affiliate, as applicable, on their respective SCDOR PT-300.

Section 3.17 Waiver of Recapitulation Requirements. As permitted under Section 12-44-55 of the Act, the Company, any Sponsor Affiliate, as applicable, and County hereby waive application of any of the recapitulation requirements as set forth in Section 12-44-55, to the extent that, and so long as, the Company or any Sponsor Affiliate provides the County with copies of all filings which the Company or any Sponsor Affiliate is required to make pursuant to the Act.

Section 3.18 Fiscal Year; Property Tax Year. If the Company’s and, as applicable, any Sponsor Affiliate’s, fiscal year changes so as to cause a change in the Company’s or Sponsor Affiliates’ property tax year, then the timing of the requirements of this Fee Agreement are automatically revised accordingly to reflect such adjusted period.

Section 3.19 Reports; Filings. Each year during the term of this Fee Agreement, the Company shall deliver to the Cherokee County Auditor a copy of their most recent annual property tax returns filed with the Department with respect to the applicable portions of the Project. The Company shall file a copy of this Fee Agreement, as well as a copy of the completed forms PT-443 of the Department, with the Cherokee County and Spartanburg County Auditor, the Cherokee County and Spartanburg County Assessor and the Department within thirty (30) days after the date of execution and delivery hereof. The Company shall also provide a copy of the executed Fee Agreement and PT-443 to the County Administrator and the County’s Economic Development Director.

Section 3.20 Termination. Prior to the stated expiration of the Term of this Fee Agreement, the Company and, if applicable, any Sponsor Affiliate (subject to any third party agreements or Joinder Agreement with the Company that may restrict the Company or Sponsor Affiliate’s termination right) may, at any time by written notice to the County signed by the Company, provide for the termination of this Fee Agreement, in whole but not in part, effective immediately upon giving such notice or upon such date as may be specified in the notice. Upon any such termination, the Parties to this Agreement will have no further obligations under this Agreement, provided that the Company’s or, as applicable, any Sponsor Affiliate’s obligation to make payments to the County of all payments that have become due and payable under this Fee Agreement will survive such termination, with the sole consequence to the Company or Sponsor Affiliate, as applicable, being that it shall no longer be entitled to the benefit of the FILOT Payments provided herein and the property constituting the Project shall thereafter be subject to ad valorem tax treatment required by law and, except as may be expressly provided herein, in no event shall the Company or Sponsor Affiliate be required to repay to the County the amount of any tax benefit previously received hereunder.

Article IV
MISCELLANEOUS

Section 4.1 Notices. All notices for this Agreement will be given in writing, will refer to this Agreement and will be personally delivered or sent by receipted facsimile transmission or registered or certified mail (return receipt requested) to the address set forth below the parties’ signatures at the end this Agreement. Any party may from time to time change its notice address by giving the other party notice of the change in accordance with this Section 4.1.:

AS TO THE COUNTY:	Cherokee County, South Carolina
ATTN: County Administrator
110 Railroad Ave.
Gaffney, SC 29340
Telephone: (864) 487-2560
Facsimile: (864) 487-2594
Email: marvin.bishop@cherokeecountysc.com

WITH A COPY TO:	Kozlarek Root Law LLC
(shall not constitute notice)	ATTN: Michael Kozlarek
Post Office Box 565
Greenville, SC 29602-0565
Telephone: (864) 527-5941
Email: michael@kozlarekroot.com

AS TO THE COMPANY:	USA Rare Earth, Inc.
Attn: David Kronenfeld
100 West Airport Road
Stillwater, OK 74075
Telephone: (813) 867-6155
Email: david.kronenfeld@usare.com

WITH A COPY TO:	Parker Poe Adams & Bernstein LLP
(shall not constitute notice)	ATTN: Sam Moses, Esquire
1221 Main Street, Suite 1100
Columbia, SC 29201
Telephone: (803) 255-8000
Facsimile: (803) 255-8017
Email: sammoses@parkerpoe.com

Section 4.2 Binding Effect. This Fee Agreement is binding, in accordance with its terms, upon and inure to the benefit of the Company, any Sponsor Affiliate and the County, and their respective successors and assigns, to the extent allowed by law. In the event of the dissolution of the County or the consolidation of any part of the County with any other political subdivision or the transfer of any rights of the County to any other such political subdivision, all of the covenants, stipulations, promises and agreements of this Fee Agreement shall bind and inure to the benefit of the successors of the County from time to time and any entity, officer, board, commission, agency or instrumentality to whom or to which any power or duty of the County has been transferred.

Section 4.3 Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and each such executed counterpart shall be, and shall be deemed to be, an original, but all of which shall constitute, and shall be deemed to constitute, in the aggregate but one and the same instrument. This Agreement may be circulated for signature through electronic transmission, including, without limitation, facsimile and email, and all signatures so obtained and transmitted shall be deemed for all purposes under this Agreement to be original signatures and may conclusively be relied upon by any Party to this Agreement.

Section 4.4 Administration Expenses. The Company agrees to pay the reasonable and necessary fees and costs of its outside attorneys and other outside consultants incurred by the County with respect to this Agreement (“Administration Expenses”), provided, however, that no such Administration Expense shall be reimbursable to the County until the County has furnished to the Company a statement in writing indicating the amount of such Administration Expense and the reason it has been or will be incurred. The Company agrees to reimburse the Administration Expenses to the County when and as they shall become due, but in no event later than the date which is the earlier of any payment date expressly provided for in this Fee Agreement or the date which is thirty (30) days after receiving written notice from the County, accompanied by such supporting documentation as may be necessary to evidence the County’s right to receive such payment, specifying the nature of such expense and requesting payment of same. Notwithstanding the previous, the Administration Expenses as it relates to the drafting and negotiation of this Fee Agreement and the ancillary documentation, specifically any resolutions, ordinances and other agreements related to this Project or this Fee Agreement shall not exceed $7,500 and may be provided for by fixed fee or other arrangement and invoiced with such general description as the attorney performing such work deems appropriate.

Section 4.5 Governing Law. This Fee Agreement and all documents executed in connection herewith shall be construed in accordance with and governed by the laws of the State.

Section 4.6 Headings. The headings of the articles and sections of this Fee Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Fee Agreement.

Section 4.7 Amendments. The provisions of this Fee Agreement may only be modified or amended in writing by an agreement or agreements lawfully entered into between the Parties.

Section 4.8 Further Assurance. From time to time, and at the Company’s and Sponsor Affiliates’ expense, the County agrees to execute and deliver to the Company and Sponsor Affiliates such additional instruments as either may reasonably request to effectuate the purposes of this Fee Agreement.

Section 4.9 Severability. If any provision of this Fee Agreement is declared illegal, invalid or unenforceable for any reason, the remaining provisions hereof shall be unimpaired, and such illegal, invalid or unenforceable provision shall be reformed so as to most closely effectuate the legal, valid and enforceable intent thereof and so as to afford the Company, and, as applicable, any Sponsor Affiliate, with the maximum benefits to be derived herefrom, it being the intention of the County to offer the Company and, as applicable, any Sponsor Affiliate, the strong inducement to locate the Project in the County.

Section 4.10 Limited Obligation. NEITHER THE PROJECT NOR THE NEGOTIATION, EXECUTION, DELIVERY OR IMPLEMENTATION OF THIS FEE AGREEMENT SHALL GIVE RISE TO ANY PECUNIARY LIABILITY OF THE COUNTY OR ANY INCORPORATED MUNICIPALITY NOR TO ANY CHARGE AGAINST THEIR GENERAL CREDIT OR TAXING POWER.

Section 4.11 Limitation of Liability. In no event will either Party be liable for any loss of data, loss of profits, cost of cover or other special, incidental, consequential, indirect, punitive, exemplary or reliance damages arising from or in relation to this agreement, however caused and regardless of theory of liability.

Section 4.12 Force Majeure. The Company and, as applicable, a Sponsor Affiliate shall not be responsible for any delays or non-performance caused in whole or in part, directly or indirectly, by any act of God; act of a public enemy; war; riot; sabotage; blockage; embargo; failure or inability to secure materials, supplies, or labor through ordinary sources; labor strike, lockout, or other labor or industrial disturbance (whether or not on the part of agents or employees of the Company or, as applicable, a Sponsor Affiliate); civil disturbance; terrorist act; power outage; fire; flood; windstorm; hurricane; earthquake; landslides; lightning; tornadoes; storms; washouts; droughts; or other casualty; insurrection; epidemic; pandemic; arrests; restraint of government and people; quarantine; explosions; insufficient or unavailable utilities; breakage or accident to machinery, transmission pipes, or canals; partial or entire failure of utilities; any change in law, order, regulation, or other action of any governing authority; and any other cause, similar or dissimilar, beyond the Company’s, or, as applicable, the Sponsor Affiliate’s, reasonable control.

Section 4.13 Venue. The Parties agree to personal jurisdiction and venue in the federal and state courts of South Carolina for any dispute arising out of this Fee Agreement. With respect to any proceeding or action arising out of or in any way related to this Fee Agreement (whether in contract, tort, equity or otherwise) the Parties knowingly, intentionally, and irrevocably waive their right to trial by jury.

[signatures on following pages]

IN WITNESS WHEREOF, the County, acting by and through the County Council, has caused this Fee Agreement to be executed in its name and on its behalf by the Chair of County Council and to be attested by the Clerk to County Council; and the Company has caused this Fee Agreement to be executed by its duly authorized officer(s), all as of the day and year first above written.

CHEROKEE COUNTY, SOUTH CAROLINA

/s/ Timothy F. Spencer
Timothy F. Spencer., Chairman
Cherokee County Council

(SEAL)

ATTEST:

/s/ Doris L. Pearson
Doris Pearson, Master Clerk to Council
Cherokee County, South Carolina
Ordinance No. 2026-04

IN WITNESS WHEREOF, the County, acting by and through the County Council, has caused this Fee Agreement to be executed in its name and on its behalf by the Chair of County Council and to be attested by the Clerk to County Council; and the Company has caused this Fee Agreement to be executed by its duly authorized officer(s), all as of the day and year first above written.

COMPANY:

USA Rare Earth, Inc.

/s/ William Robert Steele Jr.
By:	William Robert Steele Jr.
Its:	Chief Financial Officer

EXHIBIT A

DESCRIPTION OF PROPERTY

LOT 8

METES AND BOUNDS DESCRIPTION

THAT CERTAIN 123.754 AC. TRACT OF LAND LOCATED IN THE TOWN OF BLACKSBURG, CHEROKEE COUNTY, SOUTH CAROLINA, AND BETTER DESCRIBED AS FOLLOWS:

COMMENCING AT A NATIONAL GEODETIC SURVEY MONUMENT, DESIGNATED “CODY”, PID: DN5491, AND LOCATED WITH SC STATE PLANE COORDINATES N:1195640.86 AND E:1838554.00;

THENCE N 11°14’50” E A DISTANCE OF 4892.90’ TO A 1/2” REBAR FOUND, WHICH IS THE POINT OF BEGINNING;

THENCE S 39°18’53” E A DISTANCE OF 144.02’ TO A 1/2” REBAR FOUND;

THENCE N 37°12’43” E A DISTANCE OF 36.37’ TO A CALCULATED POINT;

THENCE N 59°55’23” E A DISTANCE OF 22.57’ TO A 5/8” REBAR FOUND;

THENCE S 22°44’02” W A DISTANCE OF 339.66’ TO A CALCULATED POINT;

THENCE S 51°07’55” E A DISTANCE OF 96.25’ TO A CALCULATED POINT;

THENCE S 09°00’14” E A DISTANCE OF 49.11’ TO A CALCULATED POINT;

THENCE S 25°49’58” E A DISTANCE OF 206.34’ TO A CALCULATED POINT;

THENCE S 54°41’20” E A DISTANCE OF 216.76’ TO A CALCULATED POINT;

THENCE S 40°36’05” E A DISTANCE OF 190.25’ TO A CALCULATED POINT;

THENCE S 46°32’53” E A DISTANCE OF 57.87’ TO A CALCULATED POINT;

THENCE S 57°42’33” W A DISTANCE OF 27.16’ TO A CALCULATED POINT;

THENCE S 05°29’32” W A DISTANCE OF 31.54’ TO A CALCULATED POINT;

THENCE S 80°40’35” W A DISTANCE OF 81.99’ TO A CALCULATED POINT;

THENCE S 17°02’16” E A DISTANCE OF 39.15’ TO A CALCULATED POINT;

THENCE S 20°44’07” W A DISTANCE OF 90.38’ TO A CALCULATED POINT;

THENCE S 16°23’22” E A DISTANCE OF 42.79’ TO A CALCULATED POINT;

THENCE S 37°53’19” W A DISTANCE OF 27.59’ TO A CALCULATED POINT;

THENCE S 02°16’32” E A DISTANCE OF 142.56’ TO A CALCULATED POINT;

THENCE S 38°45’29” E A DISTANCE OF 85.89’ TO A CALCULATED POINT;

THENCE S 02°57’39” W A DISTANCE OF 54.79’ TO A CALCULATED POINT;

THENCE S 34°41’43” E A DISTANCE OF 74.58’ TO A CALCULATED POINT;

THENCE S 10°10’32” W A DISTANCE OF 37.38’ TO A CALCULATED POINT;

THENCE S 61°41’57” E A DISTANCE OF 25.92’ TO A CALCULATED POINT;

THENCE S 22°04’30” W A DISTANCE OF 859.74’ TO A CALCULATED POINT;

THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 1163.19’, WITH A RADIUS OF 974.90’, WITH A CHORD BEARING OF S 58°28’08” W, WITH A CHORD LENGTH OF 1095.41’, TO A CALCULATED POINT;

THENCE S 89°59’31” W A DISTANCE OF 388.67’ TO A CALCULATED POINT;

THENCE N 89°59’27” W A DISTANCE OF 3.42’ TO A CALCULATED POINT;

THENCE N 15°56’46” E A DISTANCE OF 23.75’ TO A CALCULATED POINT;

THENCE N 60°56’43” W A DISTANCE OF 23.71’ TO A CALCULATED POINT;

THENCE N 81°07’10” W A DISTANCE OF 74.59’ TO A CALCULATED POINT;

THENCE N 58°52’18” W A DISTANCE OF 117.99’ TO A CALCULATED POINT;

THENCE N 58°49’16” W A DISTANCE OF 53.58’ TO A CALCULATED POINT;

THENCE N 37°12’29” W A DISTANCE OF 40.94’ TO A CALCULATED POINT;

THENCE N 12°47’04” W A DISTANCE OF 111.86’ TO A CALCULATED POINT;

THENCE N 56°55’27” E A DISTANCE OF 90.54’ TO A CALCULATED POINT;

THENCE N 51°14’12” W A DISTANCE OF 35.59’ TO A CALCULATED POINT;

THENCE N 14°02’10” W A DISTANCE OF 31.12’ TO A CALCULATED POINT;

THENCE N 31°04’00” E A DISTANCE OF 79.34’ TO A CALCULATED POINT;

THENCE N 62°12’46” E A DISTANCE OF 96.36’ TO A CALCULATED POINT;

THENCE N 86°41’42” W A DISTANCE OF 37.62’ TO A CALCULATED POINT;

THENCE N 17°39’00” W A DISTANCE OF 27.88’ TO A CALCULATED POINT;

THENCE N 22°16’36” E A DISTANCE OF 89.82’ TO A CALCULATED POINT;

THENCE N 39°40’44” E A DISTANCE OF 34.04’ TO A CALCULATED POINT;

THENCE N 39°40’44” E A DISTANCE OF 44.13’ TO A CALCULATED POINT;

THENCE N 03°26’01” E A DISTANCE OF 47.25’ TO A CALCULATED POINT;

THENCE N 58°51’40” W A DISTANCE OF 26.45’ TO A CALCULATED POINT;

THENCE N 00°06’19” E A DISTANCE OF 88.74’ TO A CALCULATED POINT;

THENCE N 73°33’57” E A DISTANCE OF 56.00’ TO A CALCULATED POINT;

THENCE N 06°34’07” W A DISTANCE OF 79.03’ TO A CALCULATED POINT;

THENCE N 07°41’02” E A DISTANCE OF 52.75’ TO A CALCULATED POINT;

THENCE N 76°51’58” W A DISTANCE OF 29.06’ TO A CALCULATED POINT;

THENCE N 00°00’00” W A DISTANCE OF 18.87’ TO A CALCULATED POINT;

THENCE N 16°06’48” E A DISTANCE OF 88.37’ TO A CALCULATED POINT;

THENCE N 43°10’21” W A DISTANCE OF 97.89’ TO A CALCULATED POINT;

THENCE N 19°51’19” W A DISTANCE OF 46.22’ TO A CALCULATED POINT;

THENCE N 70°18’29” W A DISTANCE OF 60.92’ TO A CALCULATED POINT;

THENCE N 09°46’57” W A DISTANCE OF 17.77’ TO A CALCULATED POINT;

THENCE N 20°28’49” E A DISTANCE OF 26.75’ TO A CALCULATED POINT;

THENCE N 11°39’59” W A DISTANCE OF 76.14’ TO A CALCULATED POINT;

THENCE N 34°11’30” W A DISTANCE OF 27.44’ TO A CALCULATED POINT;

THENCE N 05°19’57” E A DISTANCE OF 27.93’ TO A CALCULATED POINT;

THENCE N 85°22’08” E A DISTANCE OF 47.39’ TO A CALCULATED POINT;

THENCE N 15°23’18” E A DISTANCE OF 34.13’ TO A CALCULATED POINT;

THENCE N 31°27’25” E A DISTANCE OF 30.08’ TO A CALCULATED POINT;

THENCE N 26°33’54” W A DISTANCE OF 20.25’ TO A CALCULATED POINT;

THENCE N 00°55’55” E A DISTANCE OF 25.24’ TO A CALCULATED POINT;

THENCE N 55°53’08” W A DISTANCE OF 28.94’ TO A CALCULATED POINT;

THENCE S 48°21’59” W A DISTANCE OF 23.26’ TO A CALCULATED POINT;

THENCE N 74°44’42” W A DISTANCE OF 8.81’ TO A CALCULATED POINT;

THENCE N 00°00’00” W A DISTANCE OF 10.82’ TO A CALCULATED POINT;

THENCE N 10°44’20” W A DISTANCE OF 22.81’ TO A CALCULATED POINT;

THENCE N 19°12’10” E A DISTANCE OF 56.22’ TO A CALCULATED POINT;

THENCE N 76°50’33” W A DISTANCE OF 49.19’ TO A CALCULATED POINT;

THENCE N 04°17’22” W A DISTANCE OF 67.91’ TO A CALCULATED POINT;

THENCE S 77°02’30” W A DISTANCE OF 57.13’ TO A CALCULATED POINT;

THENCE N 04°17’21” E A DISTANCE OF 14.23’ TO A CALCULATED POINT;

THENCE S 82°24’19” W A DISTANCE OF 24.30’ TO A CALCULATED POINT;

THENCE N 04°52’01” W A DISTANCE OF 47.32’ TO A CALCULATED POINT;

THENCE N 51°20’25” W A DISTANCE OF 19.74’ TO A CALCULATED POINT;

THENCE N 84°33’35” W A DISTANCE OF 32.52’ TO A CALCULATED POINT;

THENCE N 26°07’21” W A DISTANCE OF 59.52’ TO A CALCULATED POINT;

THENCE N 00°42’58” W A DISTANCE OF 41.11’ TO A CALCULATED POINT;

THENCE N 26°33’54” E A DISTANCE OF 19.53’ TO A CALCULATED POINT;

THENCE N 47°40’32” W A DISTANCE OF 38.92’ TO A CALCULATED POINT;

THENCE N 05°00’47” E A DISTANCE OF 29.40’ TO A CALCULATED POINT;

THENCE N 45°00’00” W A DISTANCE OF 33.43’ TO A CALCULATED POINT;

THENCE N 11°53’19” E A DISTANCE OF 29.93’ TO A CALCULATED POINT;

THENCE N 39°38’39” W A DISTANCE OF 23.36’ TO A CALCULATED POINT;

THENCE S 83°26’35” W A DISTANCE OF 45.00’ TO A CALCULATED POINT;

THENCE S 65°25’58” W A DISTANCE OF 19.78’ TO A CALCULATED POINT;

THENCE N 10°11’03” W A DISTANCE OF 43.59’ TO A CALCULATED POINT;

THENCE N 38°32’37” W A DISTANCE OF 79.17’ TO A CALCULATED POINT;

THENCE N 72°18’33” W A DISTANCE OF 31.28’ TO A CALCULATED POINT;

THENCE N 77°11’45” W A DISTANCE OF 40.58’ TO A CALCULATED POINT;

THENCE N 46°31’15” W A DISTANCE OF 41.07’ TO A CALCULATED POINT;

THENCE S 50°31’39” W A DISTANCE OF 22.63’ TO A CALCULATED POINT;

THENCE N 48°48’51” W A DISTANCE OF 10.92’ TO A CALCULATED POINT;

THENCE N 79°03’51” W A DISTANCE OF 38.40’ TO A CALCULATED POINT;

THENCE S 89°49’59” W A DISTANCE OF 36.10’ TO A CALCULATED POINT;

THENCE N 71°26’46” W A DISTANCE OF 32.08’ TO A CALCULATED POINT;

THENCE N 19°41’38” W A DISTANCE OF 47.57’ TO A CALCULATED POINT;

THENCE N 01°49’06” W A DISTANCE OF 32.39’ TO A CALCULATED POINT;

THENCE N 51°29’17” W A DISTANCE OF 46.63’ TO A CALCULATED POINT;

THENCE N 81°56’12” W A DISTANCE OF 31.14’ TO A CALCULATED POINT;

THENCE N 28°40’13” W A DISTANCE OF 79.74’ TO A CALCULATED POINT;

THENCE N 42°54’59” E A DISTANCE OF 191.76’ TO A CALCULATED POINT;

THENCE N 61°05’01” W A DISTANCE OF 316.41’ TO A CALCULATED POINT;

THENCE N 39°12’44” W A DISTANCE OF 67.44’ TO A CALCULATED POINT;

THENCE N 73°04’42” E A DISTANCE OF 490.15’ TO A CALCULATED POINT;

THENCE N 73°22’59” E A DISTANCE OF 121.76’ TO A CALCULATED POINT;

THENCE N 73°24’13” E A DISTANCE OF 946.27’ TO A CALCULATED POINT;

THENCE N 73°51’04” E A DISTANCE OF 967.23’ TO A CALCULATED POINT;

THENCE S 55°09’31” E A DISTANCE OF 52.10’ TO A CALCULATED POINT;

THENCE S 16°17’20” E A DISTANCE OF 31.67’ TO A CALCULATED POINT;

THENCE S 22°44’22” W A DISTANCE OF 146.02’ TO A CALCULATED POINT;

THENCE N 67°13’17” W A DISTANCE OF 85.07’ TO A 1/2” REBAR FOUND;

THENCE S 22°43’45” W A DISTANCE OF 215.42’ TO A 1/2” REBAR FOUND;

WHICH IS THE POINT OF BEGINNING.

LOT 9

THAT CERTAIN 9.013 AC. TRACT OF LAND LOCATED IN THE TOWN OF BLACKSBURG, CHEROKEE COUNTY, SOUTH CAROLINA, AND BETTER DESCRIBED AS FOLLOWS:

COMMENCING AT A NATIONAL GEODETIC SURVEY MONUMENT, DESIGNATED “CODY”, PID: DN5491, AND LOCATED WITH SC STATE PLANE COORDINATES N:1195640.86 AND E:1838554.00;

THENCE N 06°21’40” E A DISTANCE OF 1767.14’ TO A CALCULATED POINT, WHICH IS THE POINT OF BEGINNING;

THENCE S 89°59’31” W A DISTANCE OF 387.18’ TO A CALCULATED POINT;

THENCE N 89°59’27” W A DISTANCE OF 903.64’ TO A CALCULATED POINT;

THENCE WITH A CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 224.23’, WITH A RADIUS OF 467.00’, WITH A CHORD BEARING OF S 76°15’13” W, WITH A CHORD LENGTH OF 222.09’, TO A CALCULATED POINT;

THENCE S 62°29’53” W A DISTANCE OF 918.86’ TO A CALCULATED POINT;

THENCE N 27°47’49” W A DISTANCE OF 66.00’ TO A CALCULATED POINT;

THENCE N 62°29’53” E A DISTANCE OF 919.20’ TO A CALCULATED POINT;

THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 255.92’, WITH A RADIUS OF 533.00’, WITH A CHORD BEARING OF N 76°15’13” E, WITH A CHORD LENGTH OF 253.47’, TO A CALCULATED POINT;

THENCE S 89°59’27” E A DISTANCE OF 900.22’ TO A CALCULATED POINT;

THENCE S 89°59’27” E A DISTANCE OF 3.42’ TO A CALCULATED POINT;

THENCE N 89°59’31” E A DISTANCE OF 388.67’ TO A CALCULATED POINT;

THENCE WITH A CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 1163.19’, WITH A RADIUS OF 974.90’, WITH A CHORD BEARING OF N 58°28’08” E, WITH A CHORD LENGTH OF 1095.41’, TO A CALCULATED POINT;

THENCE N 22°04’30” E A DISTANCE OF 859.74’ TO A CALCULATED POINT;

THENCE N 22°04’30” E A DISTANCE OF 676.46’ TO A CALCULATED POINT;

THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 454.77’, WITH A RADIUS OF 533.58’, WITH A CHORD BEARING OF N 42°20’49” E, WITH A CHORD LENGTH OF 441.13’, TO A CALCULATED POINT;

THENCE WITH A REVERSE CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 302.16’, WITH A RADIUS OF 549.11’, WITH A CHORD BEARING OF N 52°04’36” E, WITH A CHORD LENGTH OF 298.36’, TO A CALCULATED POINT;

THENCE S 70°53’33” E A DISTANCE OF 68.74’ TO A CALCULATED POINT;

THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 358.16’, WITH A RADIUS OF 615.11’, WITH A CHORD BEARING OF S 51°05’56” W, WITH A CHORD LENGTH OF 353.12’, TO A CALCULATED POINT;

THENCE WITH A REVERSE CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 400.25’, WITH A RADIUS OF 467.58’, WITH A CHORD BEARING OF S 42°10’11” W, WITH A CHORD LENGTH OF 388.14’, TO A CALCULATED POINT;

THENCE S 22°04’30” W A DISTANCE OF 1539.92’ TO A CALCULATED POINT;

THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 833.30’, WITH A RADIUS OF 1040.90’, WITH A CHORD BEARING OF S 47°09’03” W, WITH A CHORD LENGTH OF 811.22’, TO A CALCULATED POINT;

THENCE WITH A COMPOUND CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 408.38’, WITH A RADIUS OF 1040.90’, WITH A CHORD BEARING OF S 81°19’28” W, WITH A CHORD LENGTH OF 405.76’, TO A CALCULATED POINT;

WHICH IS THE POINT OF BEGINNING.

EXHIBIT B

FORM OF JOINDER AGREEMENT

Reference is hereby made to (i) that certain Fee Agreement effective June 1, 2026 (“Fee Agreement”), between Cherokee County, South Carolina (“County”) and USA Rare Earth, Inc. (“Company”).

1. Joinder to Fee Agreement.

The undersigned [Insert] (a) is a corporate entity, authorized or to be authorized to transact business under the laws of the State of South Carolina, and has the power to enter into this Fee Agreement as Sponsor Affiliate (as defined in the Agreement); (b) acknowledges and agrees that (i) in accordance the Fee Agreement, the undersigned has been designated as a Sponsor Affiliate by the Company for purposes of the Project and such designation has been consented to by the County in accordance with the Act (as defined in the Fee Agreement); (ii) the undersigned qualifies or will qualify as a Sponsor Affiliate under the Fee Agreement and Section 12-44-30(20) and Section 12-44-130 of the Act; and (iii) the undersigned shall have all of the rights and obligations of a Sponsor Affiliate as set forth in the Fee Agreement.

2. Capitalized Terms.

All capitalized terms used but not defined in this Joinder Agreement shall have the meanings set forth in the Fee Agreement.

3. Governing Law.

This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina, without regard to principles of choice of law.

4. Notice.

Notices under Section 4.1 of the Fee Agreement shall be sent to:

[ ]

B-1

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement to be effective as of the date set forth below.

______________	_________________________________
Date	Name of Entity

By:
Name:
Its:
Address:

IN WITNESS WHEREOF, the Company consents to the addition of the above-named entity becoming a Sponsor Affiliate under the Fee Agreement effective as of the date set forth above.

By:
Name:
Its:
Date:
Address:

IN WITNESS WHEREOF, the County consents to the addition of the above-named entity becoming a Sponsor Affiliate under the Fee Agreement effective as of the date set forth above.

By:
Name:
Its:	County Administrator
Date:

By:
Name:
Its:	Chair, County Council
Date:

B-2